-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2004
                                                           -------------

                           SPEEDWAY MOTORSPORTS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                      1-13582                  51-0363307
---------------------------        -----------                ----------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)             Identification No.)




5555 Concord Parkway South, Concord, North Carolina              28027
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (704) 455-3239
                                                              --------------

 -------------------------------------------------------------------------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



 -------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.


     On June 29, 2004, Speedway Motorsports, Inc. issued a press release, which is attached as Exhibit 99.1 to this report on Form 8-K.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated June 29, 2004
                                               -------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPEEDWAY MOTORSPORTS, INC.



Date:    June 29, 2004             By:      /s/ Marylaurel E. Wilks
                                            ----------------------------------
                                                    Marylaurel E. Wilks
                                            Vice President and General Counsel